SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) March 11, 2003


                        Integrated Security Systems, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                     1-11900                75-2422983
 ----------------------------   ------------------------   -------------------
 (State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
      of incorporation)                                    Identification No.)


      8200 Springwood Drive, Suite 230, Irving, TX             75063
      --------------------------------------------           ----------
        (Address of principal executive offices)             (Zip Code)


     Registrant's telephone number, including area code    (972) 444-8280


         (Former name or former address, if changed since last report.)



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Item 5.  Other Events.

In exchange for an aggregate of $250,000 cash investment received on March 14, 2003, Integrated Security Systems, Inc. issued a promissory note to HSBC Global Custody Nominee (U.K) Limited, Designation No. 896414 on March 11, 2003. The promissory note is in the original principal amount of $250,000 and has an annual interest rate of 8%. The promissory note, plus interest, is due on March 15, 2004. Interest is payable in monthly installments on the first day of each month. The promissory note is attached as an Exhibit 4.1 to this Current Report on Form 8-K.

As a part of this transaction, on March 11, 2003 Integrated Security Systems, Inc. issued a stock purchase warrant to HSBC Global Custody Nominee (U.K) Limited, Designation No. 896414. The stock purchase warrant entitles the HSBC Global Custody Nominee (U.K) Limited, Designation No. 896414 to purchase from the Company 1,250,000 fully paid and non-assessable shares of Common Stock, $0.01 par value, of the Company for $0.20 per share. The stock purchase warrant is attached as Exhibit 4.2 to this Current Report on Form 8-K.

Also as a part of this transaction, the Company executed, on March 11, 2003, a Registration Rights Agreement, and a Borrower Security Agreement to BFS US Special Opportunities Trust PLC and a Stock Pledge Agreement to HSBC Global Custody Nominee (U.K.) Limited, Designation No. 896414. The Registration Rights Agreement, the Borrower Security Agreement and the Stock Pledge Agreement are attached as exhibits to this Current Report on Form 8-K.


Item 7.  Financial Statements and Exhibits.

(c) Exhibits.

        4.1 Promissory Note, dated March 11, 2003, payable to HSBC Global Custody Nominee (U.K) Limited, Designation No. 896414 in the amount of $250,000.

        4.2 Stock Purchase Warrant, dated March 11, 2003, issued to HSBC Global Custody Nominee (U.K) Limited, Designation No. 896414.

        4.3 Registration Rights Agreement, dated March 11, 2003, issued to BFS US Special Opportunities Trust PLC.

        4.4 Borrower Security Agreement, dated March 11, 2003, issued to BFS US Special Opportunities Trust PLC.

        4.5 Stock Pledge Agreement, dated March 11, 2003, issued to HSBC Global Custody Nominee (U.K) Limited, Designation No. 896414.



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                                    Signature

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Integrated Security Systems, Inc.
                                           ---------------------------------
                                           (Registrant)



 March 25, 2003                            /s/ C. A. RUNDELL, JR.
 --------------                            -----------------------------------
 (Date)                                    C. A. Rundell, Jr.
                                           Director, Chairman of the Board and
                                           Chief Executive Officer (Principal
                                           Executive and Financial Officer)




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                                  Exhibit Index

 Exhibit
 Number          Description
 -------         ---------------------------------------------------------------

 4.1 Promissory Note, dated March 11, 2003, payable to HSBC Global Custody Nominee (U.K) Limited, Designation No. 896414 in the amount of $250,000.

 4.2 Stock Purchase Warrant, dated March 11, 2003, issued to HSBC Global Custody Nominee (U.K) Limited, Designation No. 896414.

 4.3 Registration Rights Agreement, dated March 11, 2003, issued to BFS US Special Opportunities Trust PLC.

 4.4 Borrower Security Agreement, dated March 11, 2003, issued to BFS US Special Opportunities Trust PLC.

 4.5 Stock Pledge Agreement, dated March 11, 2003, issued to HSBC Global Custody Nominee (U.K) Limited, Designation No. 896414.





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